Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2018
Cash and Cash Equivalents
Cash and Cash Equivalents

Note 4 Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash balances as of December 31, 2018 and 2017 are summarized as follows:

(in thousands)	December 31, 2018	December 31, 2017
Cash and cash equivalents in domestic accounts	$405,535	396,577
Cash and cash equivalents in foreign accounts	65,621	53,780
Total cash and cash equivalents	471,156	450,357
Restricted cash included in other assets	3,123	1,013
Total cash, cash equivalents and restricted cash shown in the statement of cash flows	$474,279	451,370

The Company maintains operating accounts outside the United States denominated in currencies other than the U.S. dollar. All amounts in domestic accounts are denominated in U.S. dollars. Restricted cash included in other assets in the consolidated balance sheets represents immaterial amounts required across the Company’s segments for operational purposes.